UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 27, 2015

EFACTOR GROUP CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-51569	84-1598154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 2nd Street, Suite 100

San Francisco CA 94107

(Address of Principal Executive Offices)

(650) 380-8280

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
Item 7.01	Regulation FD Disclosure

On January 27, 2015, EFactor Group Corp. announced its preliminary unaudited revenue for the fourth quarter of 2014. A copy of the press release is attached hereto as Exhibit 99.1, which shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated January 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2015

EFACTOR GROUP CORP.

By:	/s/ Adriaan Reinders
Name: Adriaan Reinders
Title: Chief Executive Officer